OTHER LONG-TERM LIABILITIES	12 Months Ended
Dec. 31, 2020
Disclosure Other Long Term Liabilities [Abstract]
OTHER LONG-TERM LIABILITIES	OTHER LONG-TERM LIABILITIES
Brookfield Renewable’s other long-term liabilities as at December 31 are comprised of the following:

(MILLIONS)	2020	2019
Contract liabilities	$602	$562
Lease liabilities	405	379
Pension obligations	98	99
Due to related parties	11	7
Concession payment liability	11	12
Other	119	142
	$1,246	$1,201
Contract liabilities are the result of the amendment to the energy revenue agreement between Brookfield and several entities owned by Brookfield Renewable in the United States. See Note 25 – Other long-term assets, for additional details regarding Brookfield Renewable’s contract balances. See Note 30 – Related party transactions, for additional details regarding Brookfield Renewable’s revenue agreements with Brookfield.